UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

___________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 7, 2012
(Date of earliest event reported)

BIORESTORATIVE THERAPIES, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54402	91-1835664
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

555 Heritage Drive, Jupiter, Florida	33458
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (561) 904-6070

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 7, 2012, BioRestorative Therapies, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”).  The following is a listing of the votes cast for or withheld, and the number of broker non-votes, with respect to each nominee for director and a listing of the votes cast for and against, as well as abstentions and broker-non votes, with respect to each other matter voted upon at the Annual Meeting.  Each of the nominees was elected as a director and each of the other matters was approved.

1.	Election of Board of Directors:

	Number of Shares
	For	Withheld	Broker Non-Votes
Mark Weinreb	455,612,320	25,975,800	66,204,286
A. Jeffrey Radov	455,611,320	25,976,800	66,204,286
Joel San Antonio	455,612,320	25,975,800	66,204,286

2.           Approval of an amendment to the Company’s 2010 Equity Participation Plan to increase the number of shares of common stock authorized to be issued by the Company from 200,000,000 to 300,000,000:

For	454,072,280
Against	26,315,840
Abstentions	1,200,000
Broker Non-Votes	66,204,286

3.           Approval of an extension of the time period by one year during which the Board of Directors of the Company is authorized to effect a reverse stock split of the Company’s common stock by a ratio of not less than 1-for-10 and not more than 1-for-150, with the Board of Directors of the Company having discretion as to whether or not the reverse split is to be effected, and with the exact ratio of any reverse split to be set at a whole number within the above range as determined by the Company’s Board of Directors in its discretion (the “Reverse Split Extension Proposal”):

For	515,881,529
Against	29,290,876
Abstentions	2,620,001
Broker Non-Votes	-

4.           Authorization of the Board of Directors of the Company, in the event the Reverse Split Extension Proposal is approved, in its discretion, to reduce the number of shares of common stock authorized to be issued by the Company in proportion to the percentage decrease in the number of outstanding shares of common stock resulting from the reverse split (or a lesser decrease in authorized shares of common stock as determined by the Company’s Board of Directors in its discretion) (the “Authorized Shares Proposal”):

For	518,331,716
Against	26,831,689
Abstentions	2,629,001
Broker Non-Votes	-

5.           Authorization of an adjournment of the meeting to permit further solicitation of proxies, if necessary or appropriate, if sufficient votes were not represented at the meeting to approve the Reverse Split Extension Proposal and/or the Authorized Shares Proposal:

For	514,970,599
Against	6,676,307
Abstentions	26,145,500
Broker Non-Votes	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIORESTORATIVE THERAPIES, INC.

Dated: December 10, 2012	By:	/s/ Mark Weinreb
Mark Weinreb
Chief Executive Officer